UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2005

BAUSCH & LOMB INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bausch & Lomb Place, Rochester, NY		14604-2701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03     Material Modifications to Rights of Security Holders

Adoption of Amendments to Certificate of Incorporation and By-Laws

At the Company’s annual meeting of shareholders held on April 26, 2005, the Company’s shareholders approved amendments to the Certificate of Incorporation and By-Laws that will remove the classification of the Company’s Board of Directors.  The directors elected at the 2005 annual meeting will serve until the next annual meeting, or until their successors are elected and qualified.  Those directors that were elected at the 2003 annual meeting and 2004 annual meeting will continue to serve the three-year terms for which they were elected, expiring at the annual shareholders’ meetings in 2006 and 2007, respectively.  The directors elected at the annual shareholders’ meetings in 2006 and 2007 and thereafter will be elected annually.

On April 26, 2005, the shareholders adopted additional amendments to the Certificate of Incorporation and By-Laws that modify the rights of shareholders.  First, the Company’s Certificate of Incorporation was amended to remove a supermajority (80 percent) vote requirement to amend or modify provisions of the Company’s Certificate of Incorporation related to the election of directors, setting the number of directors, filling vacancies on the Board of Directors or removing directors.  As a result of the amendment, these actions may be taken by a majority vote of the shareholders.

Second, the Company’s Certificate of Incorporation and By-Laws were amended to remove a supermajority (two-thirds) vote requirement with respect to a shareholder action to determine the number of directors constituting the Company’s entire Board of Directors.  The amendment to the By-Laws permits the number of directors, within the minimum and maximum number, to be set by a majority vote of the shareholders or a majority vote of the entire Board of Directors.

Third, the Company’s Certificate of Incorporation and By-Laws were amended to delete a provision requiring that removal of a director only be for cause and upon the affirmative vote of two-thirds of the outstanding shares.  The By-Laws were amended to provide that a director can be removed for cause by a majority vote of the shareholders at a meeting.

Each of the proposals described in this Item 3.03 was approved by a vote of more than 80 percent of the outstanding shares of the Company.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As described in the Company’s Current Report on Form 8-K, filed January 28, 2005, John R. Purcell retired from the Company’s Board of Directors when his term expired on April 26, 2005.

On April 26, 2005, the following individuals were elected as members of the Company’s Board of Directors and, as described in Item 3.03 above, will serve until the Company’s next annual meeting:

Paul A. Friedman, M.D.

Jonathan S. Linen

William H. Waltrip

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ Robert B. Stiles
Robert B. Stiles
Senior Vice President and General Counsel

Date: April 29, 2005